Information concerning the Group's Consolidated Operations - Disclosure of Deferred Tax Assets and Liabilities Reflected in the Statement of financial Position (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets and liabilities [abstract]
Deferred tax assets	$ 382	$ 382	$ 0
Deferred tax liabilities	0	0	(158)
Net deferred tax assets	$ 382	$ 382
Net deferred tax liabilities			$ (158)